Supplemental Information
Third Quarter 2018

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Income statement
Net interest income	$35,128	$33,205	$11,870	$11,650	$11,608	$11,462	$11,161
Noninterest income	33,383	33,711	10,907	10,959	11,517	8,974	10,678
Total revenue, net of interest expense	68,511	66,916	22,777	22,609	23,125	20,436	21,839
Provision for credit losses	2,377	2,395	716	827	834	1,001	834
Noninterest expense	40,248	41,469	13,067	13,284	13,897	13,274	13,394
Income tax expense	5,017	7,185	1,827	1,714	1,476	3,796	2,187
Net income	20,869	15,867	7,167	6,784	6,918	2,365	5,424
Preferred stock dividends	1,212	1,328	466	318	428	286	465
Net income applicable to common shareholders	19,657	14,539	6,701	6,466	6,490	2,079	4,959
Diluted earnings per common share	1.91	1.36	0.66	0.63	0.62	0.20	0.46
Average diluted common shares issued and outstanding	10,317.9	10,832.1	10,170.8	10,309.4	10,472.7	10,621.8	10,746.7
Dividends paid per common share	$0.39	$0.27	$0.15	$0.12	$0.12	$0.12	$0.12

Performance ratios
Return on average assets	1.20%	0.94%	1.23%	1.17%	1.21%	0.41%	0.95%
Return on average common shareholders’ equity	10.86	7.91	10.99	10.75	10.85	3.29	7.89
Return on average shareholders’ equity	10.52	7.84	10.74	10.26	10.57	3.43	7.88
Return on average tangible common shareholders’ equity (1)	15.30	11.10	15.48	15.15	15.26	4.56	10.98
Return on average tangible shareholders’ equity (1)	14.31	10.61	14.61	13.95	14.37	4.62	10.59

At period end
Book value per share of common stock	$24.33	$23.87	$24.33	$24.07	$23.74	$23.80	$23.87
Tangible book value per share of common stock (1)	17.23	17.18	17.23	17.07	16.84	16.96	17.18
Market price per share of common stock:
Closing price	$29.46	$25.34	$29.46	$28.19	$29.99	$29.52	$25.34
High closing price for the period	32.84	25.50	31.80	31.22	32.84	29.88	25.45
Low closing price for the period	27.78	22.05	27.78	28.19	29.17	25.45	22.89
Market capitalization	290,424	264,992	290,424	282,259	305,176	303,681	264,992

Number of financial centers - U.S.	4,385	4,515	4,385	4,433	4,452	4,477	4,515
Number of branded ATMs - U.S.	16,089	15,973	16,089	16,050	16,011	16,039	15,973
Headcount	204,681	209,839	204,681	207,992	207,953	209,376	209,839

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 39-40.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Interest income
Loans and leases	$30,095	$26,877	$10,401	$10,071	$9,623	$9,344	$9,203
Debt securities	8,646	7,764	2,986	2,856	2,804	2,707	2,629
Federal funds sold and securities borrowed or purchased under agreements to resell	2,130	1,658	799	709	622	732	659
Trading account assets	3,506	3,330	1,172	1,198	1,136	1,144	1,091
Other interest income	4,556	2,884	1,607	1,535	1,414	1,139	1,075
Total interest income	48,933	42,513	16,965	16,369	15,599	15,066	14,657

Interest expense
Deposits	2,933	1,252	1,230	943	760	679	624
Short-term borrowings	4,123	2,508	1,526	1,462	1,135	1,030	944
Trading account liabilities	1,040	890	335	348	357	314	319
Long-term debt	5,709	4,658	2,004	1,966	1,739	1,581	1,609
Total interest expense	13,805	9,308	5,095	4,719	3,991	3,604	3,496
Net interest income	35,128	33,205	11,870	11,650	11,608	11,462	11,161

Noninterest income
Card income	4,469	4,347	1,470	1,542	1,457	1,555	1,429
Service charges	5,836	5,863	1,961	1,954	1,921	1,955	1,968
Investment and brokerage services	10,616	10,314	3,494	3,458	3,664	3,522	3,437
Investment banking income	3,979	4,593	1,204	1,422	1,353	1,418	1,477
Trading account profits	6,907	6,124	1,893	2,315	2,699	1,153	1,837
Other income (loss)	1,576	2,470	885	268	423	(629)	530
Total noninterest income	33,383	33,711	10,907	10,959	11,517	8,974	10,678
Total revenue, net of interest expense	68,511	66,916	22,777	22,609	23,125	20,436	21,839

Provision for credit losses	2,377	2,395	716	827	834	1,001	834

Noninterest expense
Personnel	24,145	24,326	7,721	7,944	8,480	7,605	7,811
Occupancy	3,051	3,000	1,015	1,022	1,014	1,009	999
Equipment	1,278	1,281	421	415	442	411	416
Marketing	1,161	1,235	421	395	345	511	461
Professional fees	1,219	1,417	439	399	381	471	476
Data processing	2,398	2,344	791	797	810	795	777
Telecommunications	522	538	173	166	183	161	170
Other general operating	6,474	7,328	2,086	2,146	2,242	2,311	2,284
Total noninterest expense	40,248	41,469	13,067	13,284	13,897	13,274	13,394
Income before income taxes	25,886	23,052	8,994	8,498	8,394	6,161	7,611
Income tax expense	5,017	7,185	1,827	1,714	1,476	3,796	2,187
Net income	$20,869	$15,867	$7,167	$6,784	$6,918	$2,365	$5,424
Preferred stock dividends	1,212	1,328	466	318	428	286	465
Net income applicable to common shareholders	$19,657	$14,539	$6,701	$6,466	$6,490	$2,079	$4,959

Per common share information
Earnings	$1.93	$1.44	$0.67	$0.64	$0.63	$0.20	$0.49
Diluted earnings	1.91	1.36	0.66	0.63	0.62	0.20	0.46
Dividends paid	0.39	0.27	0.15	0.12	0.12	0.12	0.12
Average common shares issued and outstanding	10,177.5	10,103.4	10,031.6	10,181.7	10,322.4	10,470.7	10,197.9
Average diluted common shares issued and outstanding	10,317.9	10,832.1	10,170.8	10,309.4	10,472.7	10,621.8	10,746.7

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018		Fourth Quarter 2017		Third Quarter 2017
	2018	2017
Net income	$20,869	$15,867	$7,167	$6,784	$6,918		$2,365		$5,424
Other comprehensive income (loss), net-of-tax:
Net change in debt and equity securities	(6,166)	931	(1,172)	(1,031)	(3,963)	—	(870)	—	462
Net change in debit valuation adjustments	183	(149)	(269)	179	273		(144)		(80)
Net change in derivatives	(346)	156	21	(92)	(275)		(92)		24
Employee benefit plan adjustments	91	80	31	30	30		208		26
Net change in foreign currency translation adjustments	(303)	102	(114)	(141)	(48)		(16)		5
Other comprehensive income (loss)	(6,541)	1,120	(1,503)	(1,055)	(3,983)		(914)		437
Comprehensive income	$14,328	$16,987	$5,664	$5,729	$2,935		$1,451		$5,861

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2018	June 30 2018	September 30 2017
Assets
Cash and due from banks	$27,440	$29,365	$30,819
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	157,418	141,834	141,562
Cash and cash equivalents	184,858	171,199	172,381
Time deposits placed and other short-term investments	7,865	8,212	9,493
Federal funds sold and securities borrowed or purchased under agreements to resell	248,237	226,486	217,214
Trading account assets	219,118	203,420	210,319
Derivative assets	45,617	45,210	38,384
Debt securities:
Carried at fair value	251,635	275,256	316,864
Held-to-maturity, at cost	194,472	163,013	122,345
Total debt securities	446,107	438,269	439,209
Loans and leases	929,801	935,824	927,117
Allowance for loan and lease losses	(9,734)	(10,050)	(10,693)
Loans and leases, net of allowance	920,067	925,774	916,424
Premises and equipment, net	9,680	9,537	8,971
Goodwill	68,951	68,951	68,968
Loans held-for-sale	5,576	6,511	13,243
Customer and other receivables	56,962	57,813	55,855
Other assets	125,795	130,288	133,713
Total assets	$2,338,833	$2,291,670	$2,284,174

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,145	$5,692	$5,142
Loans and leases	44,163	45,483	50,022
Allowance for loan and lease losses	(920)	(959)	(1,023)
Loans and leases, net of allowance	43,243	44,524	48,999
Loans held-for-sale	2	3	66
All other assets	355	396	662
Total assets of consolidated variable interest entities	$49,745	$50,615	$54,869

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2018	June 30 2018	September 30 2017
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$414,853	$420,995	$429,861
Interest-bearing	844,204	811,193	776,756
Deposits in non-U.S. offices:
Noninterest-bearing	12,896	14,247	14,126
Interest-bearing	73,696	63,256	63,674
Total deposits	1,345,649	1,309,691	1,284,417
Federal funds purchased and securities loaned or sold under agreements to repurchase	171,600	177,903	189,790
Trading account liabilities	89,964	87,028	86,434
Derivative liabilities	36,189	33,605	31,781
Short-term borrowings	29,035	40,622	32,679
Accrued expenses and other liabilities	170,138	152,010	158,438
Long-term debt	234,100	226,595	228,666
Total liabilities	2,076,675	2,027,454	2,012,205
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,843,140, 3,872,702 and 3,837,683 shares	22,326	23,181	22,323
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,858,252,641, 10,012,719,225 and 10,457,473,674 shares	123,921	128,822	142,818
Retained earnings	130,747	125,546	112,996
Accumulated other comprehensive income (loss)	(14,836)	(13,333)	(6,168)
Total shareholders’ equity	262,158	264,216	271,969
Total liabilities and shareholders’ equity	$2,338,833	$2,291,670	$2,284,174

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$905	$396	$122
Long-term debt	11,024	9,865	9,457
All other liabilities	39	39	54
Total liabilities of consolidated variable interest entities	$11,968	$10,300	$9,633

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3
	September 30 2018	June 30 2018	September 30 2017
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$164,386	$164,872	$173,568
Tier 1 capital	186,189	187,506	195,291
Total capital	218,143	220,230	229,779
Risk-weighted assets	1,439,705	1,443,654	1,419,803
Common equity tier 1 capital ratio	11.4%	11.4%	12.2%
Tier 1 capital ratio	12.9	13.0	13.8
Total capital ratio	15.2	15.3	16.2

Advanced Approaches
Common equity tier 1 capital	$164,386	$164,872	$173,568
Tier 1 capital	186,189	187,506	195,291
Total capital	209,919	211,973	220,745
Risk-weighted assets	1,424,338	1,436,949	1,460,151
Common equity tier 1 capital ratio	11.5%	11.5%	11.9%
Tier 1 capital ratio	13.1	13.0	13.4
Total capital ratio	14.7	14.8	15.1

Leverage-based metrics (1)
Adjusted average assets	$2,240,120	$2,244,553	$2,193,471
Tier 1 leverage ratio	8.3%	8.4%	8.9%

Supplementary leverage exposure	$2,785,138	$2,803,331	n/a
Supplementary leverage ratio	6.7%	6.7%	n/a

Tangible equity ratio (2)	8.5	8.7	9.1
Tangible common equity ratio (2)	7.5	7.7	8.1

(1)
Regulatory capital ratios at September 30, 2018 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Basel 3 transition provisions for regulatory capital adjustments and deductions were fully phased-in as of January 1, 2018. Prior periods are presented on a fully phased-in basis. SLR requirements became effective January 1, 2018.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 39-40.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2018			Second Quarter 2018			Third Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$144,411	$523	1.44%	$144,983	$487	1.35%	$127,835	$323	1.00%
Time deposits placed and other short-term investments	8,328	48	2.26	10,015	48	1.91	12,503	68	2.17
Federal funds sold and securities borrowed or purchased under agreements to resell	241,426	799	1.31	251,880	709	1.13	223,585	487	0.86
Trading account assets	128,896	1,195	3.68	132,799	1,232	3.72	124,068	1,125	3.60
Debt securities	445,813	3,014	2.66	429,191	2,885	2.64	436,886	2,670	2.44
Loans and leases (1):
Residential mortgage	209,460	1,857	3.54	206,083	1,798	3.49	199,240	1,724	3.46
Home equity	53,050	656	4.91	54,863	640	4.68	61,225	664	4.31
U.S. credit card	94,710	2,435	10.20	93,531	2,298	9.86	91,602	2,253	9.76
Direct/Indirect and other consumer	91,828	787	3.40	93,620	766	3.28	96,272	706	2.91
Total consumer	449,048	5,735	5.08	448,097	5,502	4.92	448,339	5,347	4.74
U.S. commercial	303,680	3,034	3.97	305,372	2,983	3.92	293,203	2,542	3.44
Non-U.S. commercial	96,019	831	3.43	99,255	816	3.30	95,725	676	2.80
Commercial real estate	60,754	682	4.45	60,653	646	4.27	59,044	552	3.71
Commercial lease financing	21,235	173	3.25	21,441	168	3.14	21,818	160	2.92
Total commercial	481,688	4,720	3.89	486,721	4,613	3.80	469,790	3,930	3.32
Total loans and leases	930,736	10,455	4.46	934,818	10,115	4.34	918,129	9,277	4.02
Other earning assets	72,827	1,082	5.91	78,244	1,047	5.36	76,496	849	4.41
Total earning assets (2)	1,972,437	17,116	3.45	1,981,930	16,523	3.34	1,919,502	14,799	3.06
Cash and due from banks	25,639			25,329			28,990
Other assets, less allowance for loan and lease losses	319,753			315,419			322,612
Total assets	$2,317,829			$2,322,678			$2,271,104

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2018	Second Quarter 2018	Third Quarter 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(52)	$(39)	$8
Debt securities	3	—	(5)
U.S. commercial loans and leases	(8)	(10)	(10)
Net hedge expense on assets	$(57)	$(49)	$(7)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2018			Second Quarter 2018			Third Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,929	$1	0.01%	$55,734	$2	0.01%	$54,328	$1	0.01%
NOW and money market deposit accounts	680,285	737	0.43	664,002	536	0.32	631,270	333	0.21
Consumer CDs and IRAs	39,160	40	0.41	39,953	36	0.36	44,239	31	0.27
Negotiable CDs, public funds and other deposits	54,192	275	2.01	44,539	197	1.78	38,119	101	1.05
Total U.S. interest-bearing deposits	827,566	1,053	0.50	804,228	771	0.38	767,956	466	0.24
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,353	12	2.06	2,329	11	1.89	2,259	5	0.97
Governments and official institutions	709	—	0.01	1,113	—	0.01	1,012	3	1.04
Time, savings and other	63,179	165	1.04	65,326	161	0.99	63,716	150	0.93
Total non-U.S. interest-bearing deposits	66,241	177	1.07	68,768	172	1.00	66,987	158	0.93
Total interest-bearing deposits	893,807	1,230	0.55	872,996	943	0.43	834,943	624	0.30
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	264,168	1,526	2.30	272,777	1,462	2.15	270,364	846	1.24
Trading account liabilities	50,904	335	2.60	52,228	348	2.67	48,390	319	2.62
Long-term debt	233,475	2,004	3.42	229,037	1,966	3.44	227,309	1,609	2.82
Total interest-bearing liabilities (1)	1,442,354	5,095	1.40	1,427,038	4,719	1.33	1,381,006	3,398	0.98
Noninterest-bearing sources:
Noninterest-bearing deposits	422,538			427,663			436,768
Other liabilities	188,284			202,796			180,092
Shareholders’ equity	264,653			265,181			273,238
Total liabilities and shareholders’ equity	$2,317,829			$2,322,678			$2,271,104
Net interest spread			2.05%			2.01%			2.08%
Impact of noninterest-bearing sources			0.37			0.37			0.28
Net interest income/yield on earning assets		$12,021	2.42%		$11,804	2.38%		$11,401	2.36%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2018	Second Quarter 2018	Third Quarter 2017
NOW and money market deposit accounts	$1	$(1)	$—
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	2	4	3
Banks located in non-U.S. countries	6	4	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	30	30	33
Long-term debt	24	(10)	(393)
Net hedge (income) expense on liabilities	$68	$33	$(346)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$143,229	$1,432	1.34%	$127,000	$786	0.83%
Time deposits placed and other short-term investments	9,700	157	2.16	11,820	173	1.96
Federal funds sold and securities borrowed or purchased under agreements to resell	247,183	2,130	1.15	222,255	1,278	0.77
Trading account assets	130,931	3,574	3.65	128,547	3,435	3.57
Debt securities	436,080	8,729	2.62	432,775	7,875	2.42
Loans and leases (1):
Residential mortgage	206,808	5,437	3.51	196,288	5,082	3.45
Home equity	54,941	1,939	4.72	63,339	1,967	4.15
U.S. credit card	94,222	7,046	10.00	90,238	6,492	9.62
Non-U.S. credit card (2)	—	—	—	5,253	358	9.12
Direct/Indirect and other consumer	93,568	2,281	3.26	95,964	2,010	2.80
Total consumer	449,539	16,703	4.96	451,082	15,909	4.71
U.S. commercial	302,981	8,734	3.85	290,632	7,167	3.30
Non-U.S. commercial	98,246	2,385	3.25	93,762	1,886	2.69
Commercial real estate	60,218	1,915	4.25	58,340	1,545	3.54
Commercial lease financing	21,501	516	3.20	21,862	547	3.33
Total commercial	482,946	13,550	3.75	464,596	11,145	3.21
Total loans and leases (2)	932,485	30,253	4.34	915,678	27,054	3.95
Other earning assets	78,431	3,113	5.31	74,554	2,322	4.16
Total earning assets (3)	1,978,039	49,388	3.34	1,912,629	42,923	3.00
Cash and due from banks	25,746			27,955
Other assets, less allowance for loan and lease losses	318,314			316,909
Total assets	$2,322,099			$2,257,493

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The nine months ended September 30, 2017 includes assets of the Corporation’s non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(86)	$33
Debt securities	—	(52)
U.S. commercial loans and leases	(27)	(29)
Net hedge expense on assets	$(113)	$(48)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,800	$4	0.01%	$53,679	$4	0.01%
NOW and money market deposit accounts	667,851	1,679	0.34	622,920	512	0.11
Consumer CDs and IRAs	40,134	109	0.36	45,535	92	0.27
Negotiable CDs, public funds and other deposits	46,507	629	1.81	35,968	221	0.82
Total U.S. interest-bearing deposits	809,292	2,421	0.40	758,102	829	0.15
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,309	32	1.88	2,643	16	0.82
Governments and official institutions	990	—	0.01	1,002	7	0.92
Time, savings and other	65,264	480	0.98	60,747	400	0.88
Total non-U.S. interest-bearing deposits	68,563	512	1.00	64,392	423	0.88
Total interest-bearing deposits	877,855	2,933	0.45	822,494	1,252	0.20
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	272,192	4,123	2.03	275,731	2,244	1.09
Trading account liabilities	52,815	1,040	2.63	44,128	890	2.70
Long-term debt	230,719	5,709	3.30	224,287	4,658	2.77
Total interest-bearing liabilities (1)	1,433,581	13,805	1.29	1,366,640	9,044	0.88
Noninterest-bearing sources:
Noninterest-bearing deposits	426,972			439,288
Other liabilities	196,444			180,907
Shareholders’ equity	265,102			270,658
Total liabilities and shareholders’ equity	$2,322,099			$2,257,493
Net interest spread			2.05%			2.12%
Impact of noninterest-bearing sources			0.34			0.24
Net interest income/yield on earning assets		$35,583	2.39%		$33,879	2.36%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
NOW and money market deposit accounts	$—	$(1)
Consumer CDs and IRAs	16	17
Negotiable CDs, public funds and other deposits	9	10
Banks located in non-U.S. countries	15	14
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	89	213
Long-term debt	(232)	(1,349)
Net hedge income on liabilities	$(103)	$(1,096)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$141,721	$101	$(5,710)	$136,112
Agency-collateralized mortgage obligations	5,878	9	(209)	5,678
Commercial	14,138	2	(630)	13,510
Non-agency residential	1,983	217	(6)	2,194
Total mortgage-backed securities	163,720	329	(6,555)	157,494
U.S. Treasury and agency securities	54,664	8	(2,366)	52,306
Non-U.S. securities	7,076	5	(2)	7,079
Other taxable securities, substantially all asset-backed securities	3,749	77	(7)	3,819
Total taxable securities	229,209	419	(8,930)	220,698
Tax-exempt securities	18,401	36	(87)	18,350
Total available-for-sale debt securities	247,610	455	(9,017)	239,048
Other debt securities carried at fair value	12,409	205	(27)	12,587
Total debt securities carried at fair value	260,019	660	(9,044)	251,635
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (1)	194,472	1	(6,485)	187,988
Total debt securities	$454,491	$661	$(15,529)	$439,623

	June 30, 2018
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$162,301	$125	$(5,426)	$157,000
Agency-collateralized mortgage obligations	6,194	13	(172)	6,035
Commercial	14,156	2	(558)	13,600
Non-agency residential	2,283	262	(11)	2,534
Total mortgage-backed securities	184,934	402	(6,167)	179,169
U.S. Treasury and agency securities	54,758	12	(2,036)	52,734
Non-U.S. securities	6,659	7	(1)	6,665
Other taxable securities, substantially all asset-backed securities	4,412	81	(7)	4,486
Total taxable securities	250,763	502	(8,211)	243,054
Tax-exempt securities	19,085	82	(102)	19,065
Total available-for-sale debt securities	269,848	584	(8,313)	262,119
Other debt securities carried at fair value	12,853	306	(22)	13,137
Total debt securities carried at fair value	282,701	890	(8,335)	275,256
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (1)	163,013	131	(4,913)	158,231
Total debt securities	$445,714	$1,021	$(13,248)	$433,487

(1)	During the third quarter of 2018, we transferred available-for-sale securities with an amortized cost of $25.0 billion to held to maturity.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2018	June 30 2018
Non-agency residential mortgage-backed securities	$1,696	$2,535
Non-U.S. securities (1)	10,888	10,400
Other taxable securities, substantially all asset-backed securities	3	202
Total	$12,587	$13,137

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$35,583	$33,879	$12,021	$11,804	$11,758	$11,713	$11,401
Total revenue, net of interest expense	68,966	67,590	22,928	22,763	23,275	20,687	22,079
Net interest yield	2.39%	2.36%	2.42%	2.38%	2.39%	2.39%	2.36%
Efficiency ratio	58.36	61.35	56.99	58.36	59.71	64.16	60.67

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 39-40.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$12,021	$6,863	$1,536	$2,706	$754	$162
Card income	1,470	1,281	33	132	23	1
Service charges	1,961	1,098	19	754	86	4
Investment and brokerage services	3,494	80	3,004	28	388	(6)
Investment banking income (loss)	1,204	—	88	643	523	(50)
Trading account profits	1,893	2	24	59	1,727	81
Other income (loss)	885	79	79	416	342	(31)
Total noninterest income (loss)	10,907	2,540	3,247	2,032	3,089	(1)
Total revenue, net of interest expense (FTE basis)	22,928	9,403	4,783	4,738	3,843	161
Provision for credit losses	716	870	13	(70)	(2)	(95)
Noninterest expense	13,067	4,355	3,414	2,120	2,612	566
Income (loss) before income taxes (FTE basis)	9,145	4,178	1,356	2,688	1,233	(310)
Income tax expense (benefit) (FTE basis)	1,978	1,065	346	699	321	(453)
Net income	$7,167	$3,113	$1,010	$1,989	$912	$143

Average
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930
Total assets (1)	2,317,829	759,665	273,581	422,255	652,481	209,847
Total deposits	1,316,345	687,530	238,291	337,685	30,721	22,118
Period end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,497	276,146	430,846	646,359	219,985
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,804	$6,620	$1,543	$2,711	$801	$129
Card income	1,542	1,342	38	138	25	(1)
Service charges	1,954	1,072	17	768	90	7
Investment and brokerage services	3,458	80	2,937	18	430	(7)
Investment banking income (loss)	1,422	—	72	743	651	(44)
Trading account profits	2,315	2	28	64	2,184	37
Other income (loss)	268	95	74	480	40	(421)
Total noninterest income (loss)	10,959	2,591	3,166	2,211	3,420	(429)
Total revenue, net of interest expense (FTE basis)	22,763	9,211	4,709	4,922	4,221	(300)
Provision for credit losses	827	944	12	(23)	(1)	(105)
Noninterest expense	13,284	4,395	3,395	2,156	2,715	623
Income (loss) before income taxes (FTE basis)	8,652	3,872	1,302	2,789	1,507	(818)
Income tax expense (benefit) (FTE basis)	1,868	988	332	726	391	(569)
Net income (loss)	$6,784	$2,884	$970	$2,063	$1,116	$(249)

Average
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155
Total assets (1)	2,322,678	759,982	272,316	423,256	678,500	188,624
Total deposits	1,300,659	687,812	236,214	323,215	30,736	22,682
Period end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,187	270,912	424,971	637,110	190,490
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,401	$6,212	$1,496	$2,642	$899	$152
Card income	1,429	1,243	40	124	22	—
Service charges	1,968	1,082	19	776	85	6
Investment and brokerage services	3,437	74	2,854	18	496	(5)
Investment banking income (loss)	1,477	—	100	806	624	(53)
Trading account profits (loss)	1,837	1	29	(5)	1,714	98
Other income (loss)	530	162	82	626	61	(401)
Total noninterest income (loss)	10,678	2,562	3,124	2,345	3,002	(355)
Total revenue, net of interest expense (FTE basis)	22,079	8,774	4,620	4,987	3,901	(203)
Provision for credit losses	834	967	16	48	(6)	(191)
Noninterest expense	13,394	4,461	3,369	2,119	2,711	734
Income (loss) before income taxes (FTE basis)	7,851	3,346	1,235	2,820	1,196	(746)
Income tax expense (benefit) (FTE basis)	2,427	1,260	465	1,062	440	(800)
Net income	$5,424	$2,086	$770	$1,758	$756	$54

Average
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546
Total assets (1)	2,271,104	731,077	275,570	414,755	642,428	207,274
Total deposits	1,271,711	658,974	239,647	315,692	32,125	25,273
Period end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,284,174	742,513	276,187	423,185	629,222	213,067
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$35,583	$19,993	$4,673	$8,057	$2,425	$435
Card income	4,469	3,902	92	405	70	—
Service charges	5,836	3,214	55	2,285	266	16
Investment and brokerage services	10,616	242	8,981	71	1,306	16
Investment banking income (loss)	3,979	—	244	2,130	1,783	(178)
Trading account profits	6,907	6	81	184	6,614	22
Other income (loss)	1,576	289	222	1,462	386	(783)
Total noninterest income (loss)	33,383	7,653	9,675	6,537	10,425	(907)
Total revenue, net of interest expense (FTE basis)	68,966	27,646	14,348	14,594	12,850	(472)
Provision for credit losses	2,377	2,749	63	(77)	(6)	(352)
Noninterest expense	40,248	13,231	10,235	6,471	8,145	2,166
Income (loss) before income taxes (FTE basis)	26,341	11,666	4,050	8,200	4,711	(2,286)
Income tax expense (benefit) (FTE basis)	5,472	2,975	1,033	2,132	1,225	(1,893)
Net income (loss)	$20,869	$8,691	$3,017	$6,068	$3,486	$(393)

Average
Total loans and leases	$932,485	$281,767	$160,609	$353,167	$73,340	$63,602
Total assets (1)	2,322,099	755,479	275,182	422,041	669,688	199,709
Total deposits	1,304,827	683,279	239,176	328,484	31,253	22,635
Period end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,497	276,146	430,846	646,359	219,985
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

	Nine Months Ended September 30, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$33,879	$17,953	$4,653	$7,786	$2,812	$675
Card income	4,347	3,716	110	383	67	71
Service charges	5,863	3,194	57	2,351	245	16
Investment and brokerage services	10,314	233	8,474	72	1,548	(13)
Investment banking income (loss)	4,593	—	247	2,661	1,879	(194)
Trading account profits	6,124	2	120	82	5,634	286
Other income (loss)	2,470	469	246	1,645	370	(260)
Total noninterest income (loss)	33,711	7,614	9,254	7,194	9,743	(94)
Total revenue, net of interest expense (FTE basis)	67,590	25,567	13,907	14,980	12,555	581
Provision for credit losses	2,395	2,639	50	80	2	(376)
Noninterest expense	41,469	13,286	10,085	6,435	8,117	3,546
Income (loss) before income taxes (FTE basis)	23,726	9,642	3,772	8,465	4,436	(2,589)
Income tax expense (benefit) (FTE basis)	7,859	3,636	1,422	3,192	1,553	(1,944)
Net income (loss)	$15,867	$6,006	$2,350	$5,273	$2,883	$(645)

Average
Total loans and leases	$915,678	$262,804	$151,205	$344,683	$70,692	$86,294
Total assets (1)	2,257,493	721,245	283,324	414,867	631,684	206,373
Total deposits	1,261,782	649,204	247,389	307,163	32,397	25,629
Period end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,284,174	742,513	276,187	423,185	629,222	213,067
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Net interest income (FTE basis)	$19,993	$17,953	$6,863	$6,620	$6,510	$6,354	$6,212
Noninterest income:
Card income	3,902	3,716	1,281	1,342	1,279	1,354	1,243
Service charges	3,214	3,194	1,098	1,072	1,044	1,071	1,082
All other income	537	704	161	177	199	176	237
Total noninterest income	7,653	7,614	2,540	2,591	2,522	2,601	2,562
Total revenue, net of interest expense (FTE basis)	27,646	25,567	9,403	9,211	9,032	8,955	8,774

Provision for credit losses	2,749	2,639	870	944	935	886	967

Noninterest expense	13,231	13,286	4,355	4,395	4,481	4,509	4,461
Income before income taxes (FTE basis)	11,666	9,642	4,178	3,872	3,616	3,560	3,346
Income tax expense (FTE basis)	2,975	3,636	1,065	988	922	1,364	1,260
Net income	$8,691	$6,006	$3,113	$2,884	$2,694	$2,196	$2,086

Net interest yield (FTE basis)	3.73%	3.52%	3.78%	3.68%	3.73%	3.61%	3.56%
Return on average allocated capital (1)	31	22	33	31	30	24	22
Efficiency ratio (FTE basis)	47.86	51.96	46.30	47.73	49.62	50.35	50.85

Balance Sheet
Average
Total loans and leases	$281,767	$262,804	$284,994	$280,689	$279,557	$275,716	$268,810
Total earning assets (2)	716,475	682,436	720,652	720,878	707,754	699,004	692,122
Total assets (2)	755,479	721,245	759,665	759,982	746,647	737,755	731,077
Total deposits	683,279	649,204	687,530	687,812	674,351	665,536	658,974
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$287,277	$272,360	$287,277	$283,565	$279,055	$280,473	$272,360
Total earning assets (2)	726,494	703,277	726,494	729,036	735,247	709,832	703,277
Total assets (2)	765,497	742,513	765,497	768,187	774,256	749,325	742,513
Total deposits	692,770	669,647	692,770	695,530	701,488	676,530	669,647

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Average deposit balances
Checking	$349,015	$323,490	$354,013	$351,686	$341,204	$334,345	$329,048
Savings	53,139	52,021	52,306	54,052	53,068	52,466	52,687
MMS	241,885	229,773	243,064	242,841	239,714	236,909	234,288
CDs and IRAs	36,247	41,055	35,225	36,173	37,366	38,732	40,067
Non-U.S. and other	2,993	2,865	2,922	3,060	2,999	3,084	2,884
Total average deposit balances	$683,279	$649,204	$687,530	$687,812	$674,351	$665,536	$658,974

Deposit spreads (excludes noninterest costs)
Checking	2.13%	1.99%	2.18%	2.13%	2.08%	2.03%	2.01%
Savings	2.41	2.29	2.45	2.40	2.37	2.34	2.35
MMS	2.00	1.54	2.15	2.00	1.85	1.70	1.66
CDs and IRAs	1.99	1.39	2.22	2.02	1.73	1.55	1.48
Non-U.S. and other	2.12	1.31	2.47	2.16	1.73	1.56	1.45
Total deposit spreads	2.10	1.82	2.19	2.10	2.00	1.91	1.88

Client brokerage assets	$203,882	$167,274	$203,882	$191,472	$182,110	$177,045	$167,274

Active digital banking users (units in thousands) (1)	36,174	34,472	36,174	35,722	35,518	34,855	34,472
Active mobile banking users (units in thousands)	25,990	23,572	25,990	25,335	24,801	24,238	23,572
Financial centers	4,385	4,515	4,385	4,433	4,452	4,477	4,515
ATMs	16,089	15,973	16,089	16,050	16,011	16,039	15,973

Total U.S. credit card (2)
Loans
Average credit card outstandings	$94,222	$90,238	$94,710	$93,531	$94,423	$93,531	$91,602
Ending credit card outstandings	94,829	92,602	94,829	94,790	93,014	96,274	92,602
Credit quality
Net charge-offs	$2,138	$1,858	$698	$739	$701	$655	$612
	3.03%	2.75%	2.92%	3.17%	3.01%	2.78%	2.65%
30+ delinquency	$1,805	$1,657	$1,805	$1,695	$1,795	$1,847	$1,657
	1.90%	1.79%	1.90%	1.79%	1.93%	1.92%	1.79%
90+ delinquency	$872	$810	$872	$865	$925	$900	$810
	0.92%	0.87%	0.92%	0.91%	0.99%	0.93%	0.87%
Other Total U.S. credit card indicators (2)
Gross interest yield	10.00%	9.62%	10.20%	9.86%	9.93%	9.75%	9.76%
Risk-adjusted margin	8.18	8.64	8.15	8.07	8.32	8.74	8.63
New accounts (in thousands)	3,496	3,801	1,116	1,186	1,194	1,138	1,315
Purchase volumes	$194,658	$179,230	$66,490	$66,821	$61,347	$65,523	$62,244

Debit card data
Purchase volumes	$236,669	$220,729	$79,920	$80,697	$76,052	$77,912	$74,769

Loan production (3)
Total (4):
First mortgage	$31,778	$37,876	$10,682	$11,672	$9,424	$12,705	$13,183
Home equity	11,229	12,871	3,399	4,081	3,749	4,053	4,133
Consumer Banking:
First mortgage	$21,053	$25,679	$7,208	$7,881	$5,964	$8,386	$9,044
Home equity	10,042	11,604	3,053	3,644	3,345	3,595	3,722

(1)	Digital users represents mobile and/or online users across consumer businesses.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,863	$4,068	$2,795
Noninterest income:
Card income	1,281	2	1,279
Service charges	1,098	1,097	1
All other income	161	100	61
Total noninterest income	2,540	1,199	1,341
Total revenue, net of interest expense (FTE basis)	9,403	5,267	4,136

Provision for credit losses	870	48	822

Noninterest expense	4,355	2,618	1,737
Income before income taxes (FTE basis)	4,178	2,601	1,577
Income tax expense (FTE basis)	1,065	663	402
Net income	$3,113	$1,938	$1,175

Net interest yield (FTE basis)	3.78%	2.35%	3.95%
Return on average allocated capital (1)	33	64	19
Efficiency ratio (FTE basis)	46.30	49.70	41.97

Balance Sheet
Average
Total loans and leases	$284,994	$5,269	$279,725
Total earning assets (2)	720,652	685,662	280,637
Total assets (2)	759,665	713,942	291,370
Total deposits	687,530	681,726	5,804
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$287,277	$5,276	$282,001
Total earning assets (2)	726,494	690,968	282,921
Total assets (2)	765,497	719,126	293,766
Total deposits	692,770	686,723	6,047

	Second Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,620	$3,919	$2,701
Noninterest income:
Card income	1,342	2	1,340
Service charges	1,072	1,072	—
All other income	177	102	75
Total noninterest income	2,591	1,176	1,415
Total revenue, net of interest expense (FTE basis)	9,211	5,095	4,116

Provision for credit losses	944	46	898

Noninterest expense	4,395	2,637	1,758
Income before income taxes (FTE basis)	3,872	2,412	1,460
Income tax expense (FTE basis)	988	616	372
Net income	$2,884	$1,796	$1,088

Net interest yield (FTE basis)	3.68%	2.29%	3.92%
Return on average allocated capital (1)	31	60	17
Efficiency ratio (FTE basis)	47.73	51.76	42.73

Balance Sheet
Average
Total loans and leases	$280,689	$5,191	$275,498
Total earning assets (2)	720,878	686,331	276,436
Total assets (2)	759,982	714,494	287,377
Total deposits	687,812	682,202	5,610
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$283,565	$5,212	$278,353
Total earning assets (2)	729,036	693,709	279,399
Total assets (2)	768,187	721,646	290,613
Total deposits	695,530	689,258	6,272

For footnotes, see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,212	$3,440	$2,772
Noninterest income:
Card income	1,243	1	1,242
Service charges	1,082	1,082	—
All other income	237	97	140
Total noninterest income	2,562	1,180	1,382
Total revenue, net of interest expense (FTE basis)	8,774	4,620	4,154

Provision for credit losses	967	47	920

Noninterest expense	4,461	2,617	1,844
Income before income taxes (FTE basis)	3,346	1,956	1,390
Income tax expense (FTE basis)	1,260	737	523
Net income	$2,086	$1,219	$867

Net interest yield (FTE basis)	3.56%	2.08%	4.16%
Return on average allocated capital (1)	22	40	14
Efficiency ratio (FTE basis)	50.85	56.65	44.40

Balance Sheet
Average
Total loans and leases	$268,810	$5,079	$263,731
Total earning assets (2)	692,122	657,036	264,665
Total assets (2)	731,077	684,642	276,014
Total deposits	658,974	652,286	6,688
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$272,360	$5,060	$267,300
Total earning assets (2)	703,277	667,733	268,354
Total assets (2)	742,513	695,403	279,920
Total deposits	669,647	662,781	6,866

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$19,993	$11,728	$8,265
Noninterest income:
Card income	3,902	6	3,896
Service charges	3,214	3,213	1
All other income	537	310	227
Total noninterest income	7,653	3,529	4,124
Total revenue, net of interest expense (FTE basis)	27,646	15,257	12,389

Provision for credit losses	2,749	135	2,614

Noninterest expense	13,231	7,907	5,324
Income before income taxes (FTE basis)	11,666	7,215	4,451
Income tax expense (FTE basis)	2,975	1,840	1,135
Net income	$8,691	$5,375	$3,316

Net interest yield (FTE basis)	3.73%	2.30%	3.99%
Return on average allocated capital (1)	31	60	18
Efficiency ratio (FTE basis)	47.86	51.83	42.97

Balance Sheet
Average
Total loans and leases	$281,767	$5,211	$276,556
Total earning assets (2)	716,475	681,922	277,295
Total assets (2)	755,479	709,997	288,224
Total deposits	683,279	677,684	5,595
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$287,277	$5,276	$282,001
Total earning assets (2)	726,494	690,968	282,921
Total assets (2)	765,497	719,126	293,766
Total deposits	692,770	686,723	6,047

	Nine Months Ended September 30, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$17,953	$9,804	$8,149
Noninterest income:
Card income	3,716	6	3,710
Service charges	3,194	3,193	1
All other income	704	294	410
Total noninterest income	7,614	3,493	4,121
Total revenue, net of interest expense (FTE basis)	25,567	13,297	12,270

Provision for credit losses	2,639	148	2,491

Noninterest expense	13,286	7,708	5,578
Income before income taxes (FTE basis)	9,642	5,441	4,201
Income tax expense (FTE basis)	3,636	2,052	1,584
Net income	$6,006	$3,389	$2,617

Net interest yield (FTE basis)	3.52%	2.02%	4.21%
Return on average allocated capital (1)	22	38	14
Efficiency ratio (FTE basis)	51.96	57.97	45.46

Balance Sheet
Average
Total loans and leases	$262,804	$5,025	$257,779
Total earning assets (2)	682,436	647,887	258,659
Total assets (2)	721,245	675,159	270,196
Total deposits	649,204	642,783	6,421
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$272,360	$5,060	$267,300
Total earning assets (2)	703,277	667,733	268,354
Total assets (2)	742,513	695,403	279,920
Total deposits	669,647	662,781	6,866

For footnotes, see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Net interest income (FTE basis)	$4,673	$4,653	$1,536	$1,543	$1,594	$1,520	$1,496
Noninterest income:
Investment and brokerage services	8,981	8,474	3,004	2,937	3,040	2,920	2,854
All other income	694	780	243	229	222	243	270
Total noninterest income	9,675	9,254	3,247	3,166	3,262	3,163	3,124
Total revenue, net of interest expense (FTE basis)	14,348	13,907	4,783	4,709	4,856	4,683	4,620

Provision for credit losses	63	50	13	12	38	6	16

Noninterest expense	10,235	10,085	3,414	3,395	3,426	3,470	3,369
Income before income taxes (FTE basis)	4,050	3,772	1,356	1,302	1,392	1,207	1,235
Income tax expense (FTE basis)	1,033	1,422	346	332	355	463	465
Net income	$3,017	$2,350	$1,010	$970	$1,037	$744	$770

Net interest yield (FTE basis)	2.42%	2.32%	2.38%	2.43%	2.46%	2.32%	2.29%
Return on average allocated capital (1)	28	23	28	27	29	21	22
Efficiency ratio (FTE basis)	71.34	72.52	71.40	72.09	70.56	74.10	72.91

Balance Sheet
Average
Total loans and leases	$160,609	$151,205	$161,869	$160,833	$159,095	$157,063	$154,333
Total earning assets (2)	258,044	267,732	256,285	255,145	262,775	259,550	259,564
Total assets (2)	275,182	283,324	273,581	272,316	279,716	276,153	275,570
Total deposits	239,176	247,389	238,291	236,214	243,077	240,126	239,647
Allocated capital (1)	14,500	14,000	14,500	14,500	14,500	14,000	14,000

Period end
Total loans and leases	$162,191	$155,871	$162,191	$162,034	$159,636	$159,378	$155,871
Total earning assets (2)	258,561	259,548	258,561	253,910	262,430	267,026	259,548
Total assets (2)	276,146	276,187	276,146	270,912	279,331	284,321	276,187
Total deposits	239,654	237,771	239,654	233,925	241,531	246,994	237,771

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine months ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Revenue by Business
Merrill Lynch Global Wealth Management	$11,780	$11,452	$3,924	$3,860	$3,996	$3,836	$3,796
U.S. Trust	2,567	2,450	859	848	860	845	822
Other	1	5	—	1	—	2	2
Total revenue, net of interest expense (FTE basis)	$14,348	$13,907	$4,783	$4,709	$4,856	$4,683	$4,620

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,385,479	$2,245,499	$2,385,479	$2,311,598	$2,284,803	$2,305,664	$2,245,499
U.S. Trust	455,894	430,684	455,894	442,608	440,683	446,199	430,684
Total client balances	$2,841,373	$2,676,183	$2,841,373	$2,754,206	$2,725,486	$2,751,863	$2,676,183

Client Balances by Type, at period end
Assets under management (1)	$1,144,375	$1,036,048	$1,144,375	$1,101,001	$1,084,717	$1,080,747	$1,036,048
Brokerage and other assets	1,292,219	1,243,858	1,292,219	1,254,135	1,236,799	1,261,990	1,243,858
Deposits	239,654	237,771	239,654	233,925	241,531	246,994	237,771
Loans and leases (2)	165,125	158,506	165,125	165,145	162,439	162,132	158,506
Total client balances	$2,841,373	$2,676,183	$2,841,373	$2,754,206	$2,725,486	$2,751,863	$2,676,183

Assets Under Management Rollforward
Assets under management, beginning balance	$1,080,747	$886,148	$1,101,001	$1,084,717	$1,080,747	$1,036,048	$990,709
Net client flows	42,587	77,479	7,572	10,775	24,240	18,228	20,749
Market valuation/other	21,041	72,421	35,802	5,509	(20,270)	26,471	24,590
Total assets under management, ending balance	$1,144,375	$1,036,048	$1,144,375	$1,101,001	$1,084,717	$1,080,747	$1,036,048

Associates, at period end (3)
Number of financial advisors	17,456	17,221	17,456	17,442	17,367	17,355	17,221
Total wealth advisors, including financial advisors	19,344	19,108	19,344	19,350	19,276	19,238	19,108
Total primary sales professionals, including financial advisors and wealth advisors	20,437	20,089	20,437	20,422	20,375	20,318	20,089

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (4) (in thousands)	$1,030	$1,009	$1,035	$1,017	$1,038	$994	$994

U.S. Trust Metric, at period end
Primary sales professionals	1,711	1,696	1,711	1,723	1,737	1,714	1,696

(1)	Defined as managed assets under advisory and/or discretion of GWIM.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Includes financial advisors in the Consumer Banking segment of 2,618, 2,622, 2,538, 2,402 and 2,267 at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(4)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain asset and liability management (ALM) activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Net interest income (FTE basis)	$8,057	$7,786	$2,706	$2,711	$2,640	$2,719	$2,642
Noninterest income:
Service charges	2,285	2,351	754	768	763	774	776
Investment banking fees	2,130	2,661	643	743	744	811	806
All other income	2,122	2,182	635	700	787	715	763
Total noninterest income	6,537	7,194	2,032	2,211	2,294	2,300	2,345
Total revenue, net of interest expense (FTE basis)	14,594	14,980	4,738	4,922	4,934	5,019	4,987

Provision for credit losses	(77)	80	(70)	(23)	16	132	48

Noninterest expense	6,471	6,435	2,120	2,156	2,195	2,161	2,119
Income before income taxes (FTE basis)	8,200	8,465	2,688	2,789	2,723	2,726	2,820
Income tax expense (FTE basis)	2,132	3,192	699	726	707	1,046	1,062
Net income	$6,068	$5,273	$1,989	$2,063	$2,016	$1,680	$1,758

Net interest yield (FTE basis)	2.97%	2.91%	2.96%	2.98%	2.96%	3.00%	2.94%
Return on average allocated capital (1)	20	18	19	20	20	17	17
Efficiency ratio (FTE basis)	44.34	42.97	44.79	43.78	44.47	43.02	42.52

Balance Sheet
Average
Total loans and leases	$353,167	$344,683	$352,712	$355,088	$351,689	$350,262	$346,093
Total earning assets (2)	362,910	357,999	362,316	364,587	361,822	359,199	357,014
Total assets (2)	422,041	414,867	422,255	423,256	420,594	419,513	414,755
Total deposits	328,484	307,163	337,685	323,215	324,405	329,761	315,692
Allocated capital (1)	41,000	40,000	41,000	41,000	41,000	40,000	40,000

Period end
Total loans and leases	$352,332	$349,838	$352,332	$355,473	$355,165	$350,668	$349,838
Total earning assets (2)	369,555	364,591	369,555	364,428	365,895	365,560	364,591
Total assets (2)	430,846	423,185	430,846	424,971	424,134	424,533	423,185
Total deposits	350,748	319,545	350,748	326,029	331,238	329,273	319,545

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Investment Banking fees (1)
Advisory (2)	$782	$1,177	$237	$269	$276	$381	$321
Debt issuance	1,018	1,170	295	367	356	336	397
Equity issuance	330	314	111	107	112	94	88
Total Investment Banking fees (3)	$2,130	$2,661	$643	$743	$744	$811	$806

Business Lending
Corporate	$3,103	$3,322	$960	$1,093	$1,050	$1,065	$1,127
Commercial	2,974	3,186	1,025	974	975	1,094	1,090
Business Banking	297	301	99	99	99	103	101
Total Business Lending revenue	$6,374	$6,809	$2,084	$2,166	$2,124	$2,262	$2,318

Global Transaction Services
Corporate	$2,708	$2,470	$914	$912	$882	$852	$840
Commercial	2,441	2,217	814	811	816	800	758
Business Banking	713	625	244	237	232	224	217
Total Global Transaction Services revenue	$5,862	$5,312	$1,972	$1,960	$1,930	$1,876	$1,815

Average deposit balances
Interest-bearing	$124,720	$80,937	$140,126	$120,427	$113,312	$106,537	$94,232
Noninterest-bearing	203,764	226,226	197,559	202,788	211,093	223,224	221,460
Total average deposits	$328,484	$307,163	$337,685	$323,215	$324,405	$329,761	$315,692

Loan spread	1.52%	1.59%	1.48%	1.54%	1.53%	1.56%	1.56%

Provision for credit losses	$(77)	$80	$(70)	$(23)	$16	$132	$48

Credit quality (4, 5)
Reservable criticized utilized exposure	$10,065	$13,273	$10,065	$10,482	$11,865	$12,038	$13,273
	2.68%	3.55%	2.68%	2.77%	3.13%	3.21%	3.55%

Nonperforming loans, leases and foreclosed properties	$746	$1,123	$746	$1,133	$1,286	$1,118	$1,123
	0.21%	0.32%	0.21%	0.32%	0.36%	0.32%	0.32%

Average loans and leases by product
U.S. commercial	$201,661	$199,010	$201,372	$202,879	$200,726	$201,432	$197,841
Non-U.S. commercial	78,785	73,753	78,255	79,390	78,716	77,339	76,226
Commercial real estate	50,597	49,064	51,252	50,745	49,777	49,194	49,247
Commercial lease financing	22,121	22,853	21,831	22,069	22,469	22,297	22,778
Other	3	3	2	5	1	—	1
Total average loans and leases	$353,167	$344,683	$352,712	$355,088	$351,689	$350,262	$346,093

Total Corporation Investment Banking fees
Advisory (2)	$861	$1,262	$262	$303	$296	$429	$374
Debt issuance	2,385	2,789	684	874	827	846	962
Equity issuance	911	736	307	290	314	204	193
Total investment banking fees including self-led deals	4,157	4,787	1,253	1,467	1,437	1,479	1,529
Self-led deals	(178)	(194)	(49)	(45)	(84)	(61)	(52)
Total Investment Banking fees	$3,979	$4,593	$1,204	$1,422	$1,353	$1,418	$1,477

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable criticized utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2018
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	4	5.5%	4	7.5%
Announced mergers and acquisitions	5	15.4	6	17.3
Equity capital markets	5	5.7	4	9.0
Debt capital markets	3	5.9	3	10.3
High-yield corporate debt	5	5.7	5	7.5
Leveraged loans	2	7.8	2	9.7
Mortgage-backed securities	3	8.9	5	10.8
Asset-backed securities	2	9.4	2	10.9
Convertible debt	4	8.7	2	16.0
Common stock underwriting	5	5.2	5	7.2
Investment-grade corporate debt	1	6.1	1	12.5
Syndicated loans	2	9.1	2	11.5
Source: Dealogic data as of October 1, 2018. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in net investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Net interest income (FTE basis)	$2,425	$2,812	$754	$801	$870	$932	$899
Noninterest income:
Investment and brokerage services	1,306	1,548	388	430	488	501	496
Investment banking fees	1,783	1,879	523	651	609	597	624
Trading account profits	6,614	5,634	1,727	2,184	2,703	1,075	1,714
All other income	722	682	451	155	116	291	168
Total noninterest income	10,425	9,743	3,089	3,420	3,916	2,464	3,002
Total revenue, net of interest expense (FTE basis) (1)	12,850	12,555	3,843	4,221	4,786	3,396	3,901

Provision for credit losses	(6)	2	(2)	(1)	(3)	162	(6)

Noninterest expense	8,145	8,117	2,612	2,715	2,818	2,614	2,711
Income before income taxes (FTE basis)	4,711	4,436	1,233	1,507	1,971	620	1,196
Income tax expense (FTE basis)	1,225	1,553	321	391	513	210	440
Net income	$3,486	$2,883	$912	$1,116	$1,458	$410	$756

Return on average allocated capital (2)	13%	11%	10%	13%	17%	5%	9%
Efficiency ratio (FTE basis)	63.39	64.64	67.99	64.32	58.87	77.01	69.48

Balance Sheet
Average
Total trading-related assets (3)	$465,514	$439,142	$460,279	$473,126	$463,169	$449,737	$442,283
Total loans and leases	73,340	70,692	71,231	75,053	73,763	73,552	72,347
Total earning assets (3)	478,455	444,478	459,073	490,482	486,107	464,171	446,754
Total assets	669,688	631,684	652,481	678,500	678,367	659,412	642,428
Total deposits	31,253	32,397	30,721	30,736	32,320	34,250	32,125
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$456,643	$426,371	$456,643	$441,657	$450,512	$419,375	$426,371
Total loans and leases	73,023	76,225	73,023	73,496	75,638	76,778	76,225
Total earning assets (3)	447,304	441,656	447,304	454,706	478,857	449,314	441,656
Total assets	646,359	629,222	646,359	637,110	648,605	629,013	629,222
Total deposits	41,102	33,382	41,102	31,450	32,301	34,029	33,382

Trading-related assets (average)
Trading account securities	$211,668	$214,190	$215,397	$209,271	$210,278	$225,330	$216,988
Reverse repurchases	127,019	99,998	124,842	132,257	123,948	107,125	101,556
Securities borrowed	80,073	83,770	74,648	83,282	82,376	77,580	81,950
Derivative assets	46,754	41,184	45,392	48,316	46,567	39,702	41,789
Total trading-related assets (3)	$465,514	$439,142	$460,279	$473,126	$463,169	$449,737	$442,283

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 28.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$6,702	$7,068	$1,982	$2,106	$2,614	$1,597	$2,152
Equities	3,804	3,170	990	1,311	1,503	942	977
Total sales and trading revenue	$10,506	$10,238	$2,972	$3,417	$4,117	$2,539	$3,129

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$6,888	$7,350	$2,062	$2,290	$2,536	$1,709	$2,166
Equities	3,832	3,198	1,009	1,306	1,517	948	984
Total sales and trading revenue, excluding net debit valuation adjustment	$10,720	$10,548	$3,071	$3,596	$4,053	$2,657	$3,150

Sales and trading revenue breakdown
Net interest income	$2,052	$2,455	$634	$675	$743	$805	$777
Commissions	1,274	1,525	378	420	476	492	487
Trading	6,612	5,631	1,727	2,183	2,702	1,075	1,712
Other	568	627	233	139	196	167	153
Total sales and trading revenue	$10,506	$10,238	$2,972	$3,417	$4,117	$2,539	$3,129

(1)
Includes Global Banking sales and trading revenue of $307 million and $175 million for the nine months ended September 30, 2018 and 2017; $66 million, $75 million and $166 million for the third, second and first quarters of 2018, and $61 million for both the fourth and third quarters of 2017, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017
Net interest income (FTE basis)	$435	$675	$162	$129	$144	$188	$152
Noninterest income (loss)	(907)	(94)	(1)	(429)	(477)	(1,554)	(355)
Total revenue, net of interest expense (FTE basis)	(472)	581	161	(300)	(333)	(1,366)	(203)

Provision for credit losses	(352)	(376)	(95)	(105)	(152)	(185)	(191)

Noninterest expense	2,166	3,546	566	623	977	520	734
Loss before income taxes (FTE basis)	(2,286)	(2,589)	(310)	(818)	(1,158)	(1,701)	(746)
Income tax expense (benefit) (FTE basis)	(1,893)	(1,944)	(453)	(569)	(871)	964	(800)
Net income (loss)	$(393)	$(645)	$143	$(249)	$(287)	$(2,665)	$54

Balance Sheet
Average
Total loans and leases	$63,602	$86,294	$59,930	$63,155	$67,811	$71,197	$76,546
Total assets (2)	199,709	206,373	209,847	188,624	200,554	208,854	207,274
Total deposits	22,635	25,629	22,118	22,682	23,115	23,899	25,273

Period end
Total loans and leases	$54,978	$72,823	$54,978	$61,256	$64,584	$69,452	$72,823
Total assets (3)	219,985	213,067	219,985	190,490	202,152	194,042	213,067
Total deposits	21,375	24,072	21,375	22,757	22,106	22,719	24,072

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for core and non-core MSRs and the related economic hedge results, liquidating businesses and residual expense allocations. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $516.8 billion and $517.9 billion for the nine months ended September 30, 2018 and 2017; and $516.3 billion, $519.6 billion, $514.6 billion, $508.6 billion and $510.1 billion for the third, second and first quarters of 2018, and the fourth and third quarters of 2017, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $531.3 billion, $522.2 billion, $543.3 billion, $520.4 billion and $515.0 billion at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2018	June 30 2018	September 30 2017
Consumer
Residential mortgage	$208,186	$207,564	$199,446
Home equity	51,235	53,587	59,752
U.S. credit card	94,829	94,790	92,602
Direct/Indirect consumer (1)	91,338	92,621	95,652
Other consumer (2)	203	167	163
Total consumer loans excluding loans accounted for under the fair value option	445,791	448,729	447,615
Consumer loans accounted for under the fair value option (3)	755	848	978
Total consumer	446,546	449,577	448,593

Commercial
U.S. commercial	285,662	289,741	282,677
Non-U.S. commercial	96,002	94,450	95,896
Commercial real estate (4)	60,835	61,073	59,628
Commercial lease financing	21,546	21,399	21,413
	464,045	466,663	459,614
U.S. small business commercial (5)	14,234	14,205	13,603
Total commercial loans excluding loans accounted for under the fair value option	478,279	480,868	473,217
Commercial loans accounted for under the fair value option (3)	4,976	5,379	5,307
Total commercial	483,255	486,247	478,524
Total loans and leases	$929,801	$935,824	$927,117

(1)
Includes auto and specialty lending loans and leases of $50.1 billion, $50.2 billion and $52.3 billion, unsecured consumer lending loans of $392 million, $410 million and $484 million, U.S. securities-based lending loans of $37.4 billion, $38.4 billion and $39.3 billion, non-U.S. consumer loans of $2.7 billion, $2.8 billion and $2.9 billion and other consumer loans of $756 million, $769 million and $682 million at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option were residential mortgage loans of $407 million, $489 million and $615 million and home equity loans of $348 million, $359 million and $363 million at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $3.6 billion, $3.5 billion and $2.8 billion and non-U.S. commercial loans of $1.4 billion, $1.9 billion and $2.5 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(4)
Includes U.S. commercial real estate loans of $56.9 billion, $57.1 billion and $55.5 billion and non-U.S. commercial real estate loans of $3.9 billion, $4.0 billion and $4.2 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,460	$86,383	$74,806	$1	$—	$48,270
Home equity	53,050	37,289	3,701	—	353	11,707
U.S. credit card	94,710	91,646	3,064	—	—	—
Direct/Indirect and other consumer	91,828	50,528	41,296	1	—	3
Total consumer	449,048	265,846	122,867	2	353	59,980

Commercial
U.S. commercial	303,680	19,134	35,392	201,372	47,288	494
Non-U.S. commercial	96,019	—	24	78,255	17,696	44
Commercial real estate	60,754	14	3,583	51,252	5,894	11
Commercial lease financing	21,235	—	3	21,831	—	(599)
Total commercial	481,688	19,148	39,002	352,710	70,878	(50)
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930

	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$206,083	$81,402	$73,663	$4	$—	$51,014
Home equity	54,863	38,239	3,829	—	365	12,430
U.S. credit card	93,531	90,481	3,050	—	—	—
Direct/Indirect and other consumer	93,620	51,602	42,011	1	—	6
Total consumer	448,097	261,724	122,553	5	365	63,450

Commercial
U.S. commercial	305,372	18,950	34,440	202,879	48,827	276
Non-U.S. commercial	99,255	—	24	79,390	19,800	41
Commercial real estate	60,653	15	3,813	50,745	6,061	19
Commercial lease financing	21,441	—	3	22,069	—	(631)
Total commercial	486,721	18,965	38,280	355,083	74,688	(295)
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155

	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$199,240	$68,167	$69,518	$—	$—	$61,555
Home equity	61,225	41,585	4,395	—	364	14,881
U.S. credit card	91,602	88,614	2,988	—	—	—
Direct/Indirect and other consumer	96,272	52,416	42,994	1	—	861
Total consumer	448,339	250,782	119,895	1	364	77,297

Commercial
U.S. commercial	293,203	18,007	30,999	197,841	46,112	244
Non-U.S. commercial	95,725	1	24	76,226	19,437	37
Commercial real estate	59,044	20	3,412	49,247	6,328	37
Commercial lease financing	21,818	—	3	22,778	106	(1,069)
Total commercial	469,790	18,028	34,438	346,092	71,983	(751)
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2018	June 30 2018	September 30 2017	September 30 2018	June 30 2018	September 30 2017
Asset managers and funds	$68,733	$67,210	$57,231	$103,066	$103,136	$87,442
Real estate (5)	64,460	64,899	64,030	90,664	89,400	85,351
Capital goods	40,327	39,876	35,919	74,720	75,092	67,385
Government and public education	44,436	45,827	46,537	55,296	55,565	56,494
Healthcare equipment and services	34,943	35,299	38,201	54,889	57,893	57,425
Finance companies	33,549	34,173	34,857	53,375	54,010	53,406
Materials	25,727	26,261	24,463	49,461	50,435	47,546
Retailing	25,714	25,689	27,136	47,823	45,591	48,847
Food, beverage and tobacco	23,199	24,226	23,471	45,166	43,803	42,650
Consumer services	24,975	26,285	27,446	42,276	43,913	42,410
Commercial services and supplies	21,861	22,265	22,137	37,644	36,834	35,448
Energy	16,319	16,181	16,251	34,462	35,163	36,629
Transportation	21,887	21,425	21,781	30,694	30,054	30,124
Media	10,581	12,205	13,400	28,523	31,296	25,998
Global commercial banks	25,471	26,464	26,962	27,752	28,465	29,222
Utilities	11,496	10,881	12,078	27,495	26,884	27,281
Individuals and trusts	18,706	18,507	18,860	25,332	24,487	24,728
Technology hardware and equipment	10,054	9,827	10,824	21,759	20,933	23,777
Pharmaceuticals and biotechnology	7,430	7,595	7,568	19,396	19,448	20,231
Vehicle dealers	15,930	16,400	15,924	19,128	19,732	19,818
Consumer durables and apparel	9,432	9,201	8,878	18,129	18,568	17,207
Software and services	7,489	7,686	9,256	16,558	17,494	18,440
Automobiles and components	6,990	7,192	5,710	14,271	14,338	12,687
Insurance	5,818	6,215	6,731	13,785	12,778	13,021
Telecommunication services	6,837	7,386	5,870	12,786	13,206	12,935
Food and staples retailing	4,840	5,222	5,006	10,100	11,259	9,367
Religious and social organizations	3,705	3,807	4,196	5,586	5,587	6,133
Financial markets infrastructure (clearinghouses)	1,111	1,372	649	2,906	3,164	2,446
Other	7,885	5,482	5,049	7,878	5,521	5,044
Total commercial credit exposure by industry	$599,905	$605,058	$596,421	$990,920	$994,049	$959,492

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $32.0 billion, $33.3 billion and $35.6 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $31.2 billion, $36.1 billion and $22.3 billion, which consists primarily of other marketable securities, at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(2)
Total utilized and total committed exposure includes loans of $5.0 billion, $5.4 billion and $5.3 billion and issued letters of credit with a notional amount of $55 million, $167 million and $234 million accounted for under the fair value option at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.1 billion, $3.2 billion and $4.7 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at September 30 2018	Hedges and Credit Default Protection (3)	Net Country Exposure at September 30 2018 (4)	Increase (Decrease) from June 30 2018
United Kingdom	$39,114	$15,034	$5,601	$1,111	$60,860	$(3,757)	$57,103	$11,178
Germany	26,417	6,278	2,428	789	35,912	(3,499)	32,413	8,889
Japan	17,109	2,280	1,397	2,781	23,567	(1,418)	22,149	6,608
Canada	7,515	6,944	1,669	2,682	18,810	(462)	18,348	(751)
France	6,654	5,590	2,935	3,347	18,526	(3,429)	15,097	1,005
China	12,307	377	1,096	866	14,646	(292)	14,354	(592)
Netherlands	7,220	2,044	817	1,306	11,387	(922)	10,465	553
Australia	5,188	3,524	589	1,550	10,851	(612)	10,239	363
Brazil	6,779	811	326	2,323	10,239	(391)	9,848	(526)
India	6,656	513	343	2,205	9,717	(104)	9,613	(278)
South Korea	5,561	613	684	1,554	8,412	(284)	8,128	(178)
Hong Kong	6,144	216	475	1,289	8,124	(34)	8,090	(355)
Switzerland	4,752	3,128	331	199	8,410	(1,030)	7,380	495
Singapore	3,305	142	602	1,739	5,788	(71)	5,717	(523)
Mexico	3,349	1,450	99	684	5,582	(151)	5,431	(441)
Belgium	3,444	1,029	124	407	5,004	(509)	4,495	546
United Arab Emirates	2,895	154	142	107	3,298	(17)	3,281	(26)
Spain	2,470	990	144	860	4,464	(1,379)	3,085	(174)
Taiwan	1,741	13	405	597	2,756	—	2,756	124
Italy	2,256	1,007	615	527	4,405	(1,679)	2,726	(1,138)
Total top 20 non-U.S. countries exposure	$170,876	$52,137	$20,822	$26,923	$270,758	$(20,040)	$250,718	$24,779

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2018	June 30 2018	March 31 2018	December 31 2017	September 30 2017
Residential mortgage	$2,034	$2,140	$2,262	$2,476	$2,518
Home equity	2,226	2,452	2,598	2,644	2,691
Direct/Indirect consumer	46	47	46	46	43
Total consumer	4,306	4,639	4,906	5,166	5,252
U.S. commercial	699	881	1,059	814	863
Non-U.S. commercial	31	170	255	299	244
Commercial real estate	46	117	73	112	130
Commercial lease financing	14	34	27	24	26
	790	1,202	1,414	1,249	1,263
U.S. small business commercial	58	56	58	55	55
Total commercial	848	1,258	1,472	1,304	1,318
Total nonperforming loans and leases	5,154	5,897	6,378	6,470	6,570
Foreclosed properties (1)	295	284	316	288	299
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$5,449	$6,181	$6,694	$6,758	$6,869

Fully-insured home loans past due 30 days or more and still accruing	$3,183	$3,454	$3,915	$4,466	$4,721
Consumer credit card past due 30 days or more and still accruing	1,805	1,695	1,795	1,847	1,657
Other loans past due 30 days or more and still accruing	3,255	3,682	3,684	3,845	3,885
Total loans past due 30 days or more and still accruing (3, 5, 6)	$8,243	$8,831	$9,394	$10,158	$10,263

Fully-insured home loans past due 90 days or more and still accruing	$2,161	$2,483	$2,885	$3,230	$3,372
Consumer credit card past due 90 days or more and still accruing	872	865	925	900	810
Other loans past due 90 days or more and still accruing	256	341	234	285	220
Total loans past due 90 days or more and still accruing (3, 5, 6)	$3,289	$3,689	$4,044	$4,415	$4,402

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.23%	0.27%	0.29%	0.30%	0.30%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.59	0.66	0.72	0.73	0.75
Nonperforming loans and leases/Total loans and leases (7)	0.56	0.63	0.69	0.69	0.71

Commercial reservable criticized utilized exposure (8)	$11,597	$12,357	$13,366	$13,563	$14,824
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.26%	2.40%	2.58%	2.65%	2.91%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.16	2.34	2.45	2.60	2.93

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $500 million, $573 million, $680 million, $801 million and $879 million at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	September 30 2018	June 30 2018	March 31 2018	December 31 2017	September 30 2017
Nonperforming loans held-for-sale	$177	$220	$233	$341	$325
Nonperforming loans accounted for under the fair value option	16	46	37	69	62
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	16	17	24	26	24

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $30 million, $28 million, $83 million, $8 million and $42 million at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively, and loans held-for-sale past due 90 days or more and still accruing of $8 million, $11 million, $8 million, $0 and $6 million at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively. At September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, there were $21 million, $24 million, $27 million, $32 million and $40 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $5.7 billion, $6.2 billion, $6.0 billion, $5.7 billion and $6.3 billion at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$4,639	$4,906	$5,166	$5,252	$5,282
Additions	484	599	812	755	999
Reductions:
Paydowns and payoffs	(238)	(261)	(245)	(241)	(253)
Sales	(145)	(117)	(269)	(88)	(162)
Returns to performing status (2)	(309)	(336)	(364)	(337)	(347)
Charge-offs (3)	(89)	(114)	(147)	(125)	(210)
Transfers to foreclosed properties	(36)	(38)	(45)	(50)	(57)
Transfers to loans held-for-sale	—	—	(2)	—	—
Total net reductions to nonperforming loans and leases	(333)	(267)	(260)	(86)	(30)
Total nonperforming consumer loans and leases, end of period	4,306	4,639	4,906	5,166	5,252
Foreclosed properties	265	263	264	236	259
Nonperforming consumer loans, leases and foreclosed properties, end of period	$4,571	$4,902	$5,170	$5,402	$5,511

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,258	$1,472	$1,304	$1,318	$1,520
Additions	235	244	436	444	412
Reductions:
Paydowns	(287)	(193)	(169)	(127)	(270)
Sales	(130)	(50)	(24)	(20)	(61)
Return to performing status (5)	(95)	(91)	(27)	(40)	(100)
Charge-offs	(116)	(112)	(48)	(143)	(145)
Transfers to foreclosed properties	(12)	—	—	(13)	—
Transfers to loans held-for-sale	(5)	(12)	—	(115)	(38)
Total net additions (reductions) to nonperforming loans and leases	(410)	(214)	168	(14)	(202)
Total nonperforming commercial loans and leases, end of period	848	1,258	1,472	1,304	1,318
Foreclosed properties	30	21	52	52	40
Nonperforming commercial loans, leases and foreclosed properties, end of period	$878	$1,279	$1,524	$1,356	$1,358

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 34.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Third Quarter 2018		Second Quarter 2018		First Quarter 2018		Fourth Quarter 2017		Third Quarter 2017
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$12	0.02%	$7	0.01%	$(6)	(0.01)%	$(16)	(0.03)%	$(82)	(0.16)%
Home equity	(20)	(0.15)	—	—	33	0.23	16	0.11	83	0.54
U.S. credit card	698	2.92	739	3.17	701	3.01	655	2.78	612	2.65
Direct/Indirect consumer	42	0.18	41	0.18	59	0.25	65	0.27	68	0.28
Other consumer	44	n/m	43	n/m	43	n/m	49	n/m	50	n/m
Total consumer	776	0.69	830	0.74	830	0.75	769	0.68	731	0.65
U.S. commercial	70	0.10	78	0.11	24	0.03	56	0.08	80	0.11
Non-U.S. commercial	25	0.10	19	0.08	4	0.02	346	1.43	33	0.14
Commercial real estate	2	0.02	4	0.03	(3)	(0.02)	6	0.04	2	0.02
Commercial lease financing	—	—	1	0.01	(1)	(0.01)	5	0.09	(1)	(0.02)
	97	0.08	102	0.09	24	0.02	413	0.36	114	0.10
U.S. small business commercial	59	1.67	64	1.82	57	1.67	55	1.58	55	1.61
Total commercial	156	0.13	166	0.14	81	0.07	468	0.39	169	0.14
Total net charge-offs	$932	0.40	$996	0.43	$911	0.40	$1,237	0.53	$900	0.39

By Business Segment and All Other
Consumer Banking	$853	1.19%	$896	1.28%	$877	1.27%	$839	1.21%	$800	1.18%
Global Wealth & Investment Management	13	0.03	15	0.04	25	0.06	4	0.01	11	0.03
Global Banking	85	0.10	86	0.10	19	0.02	264	0.30	106	0.12
Global Markets	3	0.02	14	0.08	6	0.03	146	0.83	23	0.13
All Other	(22)	(0.15)	(15)	(0.10)	(16)	(0.10)	(16)	(0.09)	(40)	(0.21)
Total net charge-offs	$932	0.40	$996	0.43	$911	0.40	$1,237	0.53	$900	0.39

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Excludes write-offs of purchased credit-impaired loans of $95 million, $36 million and $35 million for the third, second and first quarters of 2018, and $46 million and $73 million for the fourth and third quarters of 2017, respectively.

(3)
Includes loan sales charge-offs (recoveries) of $6 million, $(5) million and $(18) million for the third, second and first quarters of 2018, and $(3) million and $(88) million for the fourth and third quarters of 2017, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2018		2017
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$13	0.01%	$(84)	(0.06)%
Home equity	13	0.03	197	0.42
U.S. credit card	2,138	3.03	1,858	2.75
Non-U.S. credit card (4)	—	—	75	1.91
Direct/Indirect consumer	142	0.20	149	0.21
Other consumer	130	n/m	114	n/m
Total consumer	2,436	0.73	2,309	0.69
U.S. commercial	172	0.08	176	0.09
Non-U.S. commercial	48	0.07	94	0.14
Commercial real estate	3	0.01	3	0.01
	223	0.06	273	0.08
U.S. small business commercial	180	1.72	160	1.60
Total commercial	403	0.11	433	0.13
Total net charge-offs	$2,839	0.41	$2,742	0.40

By Business Segment and All Other
Consumer Banking	$2,626	1.25%	$2,363	1.20%
Global Wealth & Investment Management	53	0.04	40	0.04
Global Banking	190	0.07	255	0.10
Global Markets	23	0.04	24	0.05
All Other (4)	(53)	(0.11)	60	0.09
Total net charge-offs	$2,839	0.41	$2,742	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes write-offs of purchased credit-impaired loans of $166 million and $161 million for the nine months ended September 30, 2018 and 2017.

(3)	Includes loan sales recoveries of $17 million and $102 million for the nine months ended September 30, 2018 and 2017.

(4)	2017 amount includes net charge-offs recorded in All Other related to the non-U.S. credit card loan portfolio, which was sold during the second quarter of 2017.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2018			June 30, 2018			September 30, 2017
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$500	5.14%	0.24%	$553	5.50%	0.27%	$813	7.60%	0.41%
Home equity	658	6.76	1.28	813	8.09	1.52	1,219	11.40	2.04
U.S. credit card	3,530	36.26	3.72	3,477	34.60	3.67	3,263	30.52	3.52
Direct/Indirect consumer	262	2.69	0.29	269	2.68	0.29	258	2.41	0.27
Other consumer	30	0.31	n/m	28	0.28	n/m	29	0.27	n/m
Total consumer	4,980	51.16	1.12	5,140	51.15	1.15	5,582	52.20	1.25
U.S. commercial (3)	2,974	30.55	0.99	3,045	30.30	1.00	3,199	29.92	1.08
Non-U.S.commercial	687	7.06	0.72	751	7.47	0.79	812	7.59	0.85
Commercial real estate	946	9.72	1.56	952	9.47	1.56	956	8.94	1.60
Commercial lease financing	147	1.51	0.68	162	1.61	0.76	144	1.35	0.67
Total commercial	4,754	48.84	0.99	4,910	48.85	1.02	5,111	47.80	1.08
Allowance for loan and lease losses	9,734	100.00%	1.05	10,050	100.00%	1.08	10,693	100.00%	1.16
Reserve for unfunded lending commitments	792			787			762
Allowance for credit losses	$10,526			$10,837			$11,455

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.05%			1.08%			1.16%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		189			170			163
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.63			2.52			3.00

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $407 million, $489 million and $615 million and home equity loans of $348 million, $359 million and $363 million at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.6 billion, $3.5 billion and $2.8 billion and non-U.S. commercial loans of $1.4 billion, $1.9 billion and $2.5 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $5.7 billion, $6.2 billion and $6.3 billion at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $472 million, $465 million and $422 million at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

(4)
Allowance for loan and lease losses includes $4.0 billion, $4.0 billion and $3.9 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2018, June 30, 2018 and September 30, 2017. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 111 percent, 102 percent and 104 percent at September 30, 2018, June 30, 2018 and September 30, 2017, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, on a fully taxable-equivalent basis includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 21 percent for the 2018 periods and 35 percent for all prior periods. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below and on page 40 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the nine months ended September 30, 2018 and 2017 and the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$35,128	$33,205	$11,870	$11,650	$11,608	$11,462	$11,161
Fully taxable-equivalent adjustment	455	674	151	154	150	251	240
Net interest income on a fully taxable-equivalent basis	$35,583	$33,879	$12,021	$11,804	$11,758	$11,713	$11,401

Reconciliation of total revenue, net of interest expense, to total revenue, net of interest expense, on a fully taxable-equivalent basis
Total revenue, net of interest expense	$68,511	$66,916	$22,777	$22,609	$23,125	$20,436	$21,839
Fully taxable-equivalent adjustment	455	674	151	154	150	251	240
Total revenue, net of interest expense, on a fully taxable-equivalent basis	$68,966	$67,590	$22,928	$22,763	$23,275	$20,687	$22,079

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$5,017	$7,185	$1,827	$1,714	$1,476	$3,796	$2,187
Fully taxable-equivalent adjustment	455	674	151	154	150	251	240
Income tax expense on a fully taxable-equivalent basis	$5,472	$7,859	$1,978	$1,868	$1,626	$4,047	$2,427

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity
Common shareholders’ equity	$241,943	$245,841	$241,812	$241,313	$242,713	$250,838	$249,214
Goodwill	(68,951)	(69,398)	(68,951)	(68,951)	(68,951)	(68,954)	(68,969)
Intangible assets (excluding mortgage servicing rights)	(2,125)	(2,737)	(1,992)	(2,126)	(2,261)	(2,399)	(2,549)
Related deferred tax liabilities	917	1,503	896	916	939	1,344	1,465
Tangible common shareholders’ equity	$171,784	$175,209	$171,765	$171,152	$172,440	$180,829	$179,161

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity
Shareholders’ equity	$265,102	$270,658	$264,653	$265,181	$265,480	$273,162	$273,238
Goodwill	(68,951)	(69,398)	(68,951)	(68,951)	(68,951)	(68,954)	(68,969)
Intangible assets (excluding mortgage servicing rights)	(2,125)	(2,737)	(1,992)	(2,126)	(2,261)	(2,399)	(2,549)
Related deferred tax liabilities	917	1,503	896	916	939	1,344	1,465
Tangible shareholders’ equity	$194,943	$200,026	$194,606	$195,020	$195,207	$203,153	$203,185

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017
	2018	2017

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Common shareholders’ equity	$239,832	$249,646	$239,832	$241,035	$241,552	$244,823	$249,646
Goodwill	(68,951)	(68,968)	(68,951)	(68,951)	(68,951)	(68,951)	(68,968)
Intangible assets (excluding mortgage servicing rights)	(1,908)	(2,459)	(1,908)	(2,043)	(2,177)	(2,312)	(2,459)
Related deferred tax liabilities	878	1,435	878	900	920	943	1,435
Tangible common shareholders’ equity	$169,851	$179,654	$169,851	$170,941	$171,344	$174,503	$179,654

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders’ equity	$262,158	$271,969	$262,158	$264,216	$266,224	$267,146	$271,969
Goodwill	(68,951)	(68,968)	(68,951)	(68,951)	(68,951)	(68,951)	(68,968)
Intangible assets (excluding mortgage servicing rights)	(1,908)	(2,459)	(1,908)	(2,043)	(2,177)	(2,312)	(2,459)
Related deferred tax liabilities	878	1,435	878	900	920	943	1,435
Tangible shareholders’ equity	$192,177	$201,977	$192,177	$194,122	$196,016	$196,826	$201,977

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,338,833	$2,284,174	$2,338,833	$2,291,670	$2,328,478	$2,281,234	$2,284,174
Goodwill	(68,951)	(68,968)	(68,951)	(68,951)	(68,951)	(68,951)	(68,968)
Intangible assets (excluding mortgage servicing rights)	(1,908)	(2,459)	(1,908)	(2,043)	(2,177)	(2,312)	(2,459)
Related deferred tax liabilities	878	1,435	878	900	920	943	1,435
Tangible assets	$2,268,852	$2,214,182	$2,268,852	$2,221,576	$2,258,270	$2,210,914	$2,214,182

Book value per share of common stock
Common shareholders’ equity	$239,832	$249,646	$239,832	$241,035	$241,552	$244,823	$249,646
Ending common shares issued and outstanding	9,858.3	10,457.5	9,858.3	10,012.7	10,175.9	10,287.3	10,457.5
Book value per share of common stock	$24.33	$23.87	$24.33	$24.07	$23.74	$23.80	$23.87

Tangible book value per share of common stock
Tangible common shareholders’ equity	$169,851	$179,654	$169,851	$170,941	$171,344	$174,503	$179,654
Ending common shares issued and outstanding	9,858.3	10,457.5	9,858.3	10,012.7	10,175.9	10,287.3	10,457.5
Tangible book value per share of common stock	$17.23	$17.18	$17.23	$17.07	$16.84	$16.96	$17.18

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	40